EXHIBIT 24
                                   ----------

                                POWER OF ATTORNEY


      Each person whose signature appears below designates and appoints DUANE C. McDOUGALL, G. W. HAWLEY and DONALD S. WADDELL, and each of them, the person's true and lawful attorneys-in-fact and agents to sign a registration statement on Form S-8 to be filed by Willamette Industries, an Oregon corporation (the "Corporation"), with the Securities and Exchange Commission under the Securities Act of 1933, as amended, relating to up to 2,000,000 shares of the Corporation's common stock, $0.50 par value, together with an indeterminate amount of interests, to be issued pursuant to the Willamette Industries Stock Purchase
Plan, together with any and all amendments thereto (including post-effective amendments). Each person whose signature appears below also grants full power and authority to these attorneys-in-fact and agents to perform every act and execute any instrument that they deem necessary or desirable in connection with said registration statement, as fully as the person could do in person, hereby ratifying and confirming all that the attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done.

      IN WITNESS WHEREOF, this power of attorney has been executed by the undersigned as of the 9th day of November, 2000.

              Signature                                  Title
              ---------                                  -----
/s/ DUANE C. McDOUGALL                President and Chief Executive Officer and
--------------------------------        Director (Principal Executive Officer)
Duane C. McDougall

/s/ GREG W. HAWLEY                    Executive Vice President and Chief
--------------------------------        Financial Officer, Secretary and
Greg W. Hawley                          Treasurer (Principal Financial Officer)

/s/ DONALD S. WADDELL                 Corporate Controller
--------------------------------        (Principal Accounting Officer)
Donald S. Waddell

/s/ WILLIAM SWINDELLS                 Chairman of the Board
--------------------------------
William Swindells

/s/ WINSLOW H. BUXTON                 Director
--------------------------------
Winslow H. Buxton

/s/ GERARD K. DRUMMOND                Director
--------------------------------
Gerard K. Drummond

/s/ KENNETH W. HERGENHAN              Director
--------------------------------
Kenneth W. Hergenhan

/s/ G. JOSEPH PRENDERGAST             Director
--------------------------------
G. Joseph Prendergast

/s/ STUART J. SHELK, JR.              Director
--------------------------------
Stuart J. Shelk, Jr.

                                      Director
--------------------------------
Robert M. Smelick

/s/ MICHAEL G. THORNE                 Director
--------------------------------
Michael G. Thorne

/s/ BENJAMIN R. WHITELEY              Director
--------------------------------
Benjamin R. Whiteley